UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2018

     CERES TACTICAL COMMODITY L.P.
 (Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	000-52602 (Commission File Number)	20-2718952 (IRS Employer Identification No.)
c/o Ceres Managed Futures LLC
522 Fifth Avenue
New York, New York 10036
 (Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:        (855) 672-4468

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01   Entry into a Material Definitive Agreement.
Ceres Managed Futures LLC, the general partner of the Registrant (the “General Partner”), and the Registrant have entered into a management agreement dated as of January 1, 2018 (the “Management Agreement”) with Harbour Square Capital Management, LLC, a Delaware limited liability company (“Harbour Square”), pursuant to which Harbour Square shall manage the portion of the Registrant’s assets allocated to it.
The General Partner has initially selected Harbour Square’s Discretionary Energy Program, a proprietary, discretionary trading system, to manage the Registrant’s assets allocated to Harbour Square. This trading can be conducted either directly or indirectly through an investment in CMF Harbour Square Master Fund LLC, a Delaware limited liability company (the “Master Fund”).
The initial amount of leverage applied to the assets of the Registrant invested in the Master Fund shall be in accordance with the terms of the management agreement by and among the General Partner, the Master Fund and Harbour Square.  Initially the amount is 1.5 times the assets of the Master Fund allocated to Harbour Square by the General Partner.  The General Partner, the Master Fund and Harbour Square may agree in writing to change the amount of leverage applied to the assets of the Master Fund allocated to Harbour Square by the General Partner from time to time.
Pursuant to the Management Agreement, the Registrant pays Harbour Square a monthly management fee equal to 1/12 of 1.15% (1.15% per year) of the month-end net assets allocated to Harbour Square.  Harbour Square also receives a quarterly incentive fee equal to 20% of new trading profits (as defined in the Management Agreement) earned by Harbour Square in each calendar quarter.
The Management Agreement expires on December 31, 2018.  If it is not terminated as of that date, it shall automatically renew for an additional one-year period and shall continue to renew for additional one-year periods until it is otherwise terminated pursuant to the terms of the Management Agreement.
The Management Agreement is filed herewith as Exhibit 10.1.

Item 9.01   Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is filed herewith.
Exhibit No.	Description
10.1	Management Agreement dated as of January 1, 2018, by and among the Registrant, Ceres Managed Futures LLC and Harbour Square.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERES TACTICAL COMMODITY L.P.

By: Ceres Managed Futures LLC,
General Partner

By:	/s/ Patrick T. Egan
Patrick T. Egan
President and Director

Date:  January 4,  2018